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                                EXHIBIT 10.13

                             WATTS INDUSTRIES, INC.

                 2003 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

     The name of the plan is the Watts Industries, Inc. 2003 Non-Employee Directors' Stock Option Plan (the "Plan"). The purpose of the Plan is to promote the interests of Watts Industries, Inc. (the "Company") by providing an incentive to obtain and retain the services of highly-qualified persons who are neither officers nor employees of the Company to serve as members of the Board of Directors of the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

     "ACT" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     "BOARD" means the Board of Directors of the Company.

     "CODE" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

     "EFFECTIVE DATE" means the date on which the Plan is approved by stockholders as set forth in Section 9.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

     "FAIR MARKET VALUE" of the Stock on any given date means the fair market value of the Stock determined in good faith by the Board; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), NASDAQ National System or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

     "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not also an officer or employee of the Company or any Subsidiary.

     "NON-QUALIFIED STOCK OPTION," "OPTION" or "STOCK OPTION" means any option to purchase shares of Stock granted pursuant to Section 5.

     "STOCK" means the class A common stock, par value $.10 per share, of the Company, subject to adjustments pursuant to Section 3.

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     "SUBSIDIARY" means any corporation or other entity (other than the Company)
in which the Company has a controlling interest, either directly or indirectly.

SECTION 2. ADMINISTRATION OF PLAN

     (a)   ADMINISTRATION. The Plan shall be administered by the Board.

     (b)   POWERS OF BOARD. The Board shall have the power and authority:

           (i) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Option, which terms and conditions may differ among individual Options and grantees, and to approve the form of written instruments evidencing the Options; and

           (ii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Option (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decisions and interpretations of the Board shall be binding on all persons, including the Company and Plan grantees.

     (c) INDEMNIFICATION. Neither the Board, nor any member nor any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

     (a) STOCK ISSUABLE. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 85,000 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Options which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

     (b) CHANGES IN STOCK. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of

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the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Board shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to any then outstanding Options under the Plan, (iii) the number of Stock Options automatically granted to Non-Employee Directors, and (vi) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Board shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Board in its discretion may make a cash payment in lieu of fractional shares.

     The Board may also adjust the number of shares subject to outstanding Options and the exercise price and the terms of outstanding Options to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan.

     (c) MERGERS AND OTHER TRANSACTIONS. Notwithstanding any other provisions of the Plan, in the event that a transaction occurs that results in the Stock not being registered under Section 12 of the Exchange Act, all Options shall terminate upon the completion of the transaction. In all other transactions, the Board may either arrange for replacement Options or terminate all Options in exchange for payment in cash or in kind.

SECTION 4. ELIGIBILITY

     Grantees under the Plan will be the Non-Employee Directors of the Company.
SECTION 5. STOCK OPTIONS

     (a)   AUTOMATIC GRANT OF OPTIONS.

           (i) Each Non-Employee Director who is serving as Director of the Company on the fifth business day after each annual meeting of stockholders of the Company, beginning with the annual meeting held in 2003, shall automatically be granted on such day a Non-Qualified Stock Option to acquire 3,094 shares of Stock.

           (ii) The exercise price per share for the Stock covered by a Stock Option granted hereunder shall be equal to the Fair Market Value of the Stock on the date the Stock Option is granted.

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     (b)   EXERCISE; TERMINATION.

           (i) All Options granted hereunder shall be exercisable in full as of the grant date. An Option granted hereunder shall not be exercisable after the expiration of ten years from the date of grant.

           (ii) Options granted hereunder may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 5(e).

     (c) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee, or by the optionee's legal representative or guardian in the event of the optionee's incapacity. Notwithstanding the foregoing, the Board, in its sole discretion, may provide in the Option agreement regarding a given Option that the optionee may transfer his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

     (d) RIGHTS OF A STOCKHOLDER. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

     (e) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

           (i) In cash, by certified or bank check or other instrument acceptable to the Board;

           (ii) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

           (iii) To the extent permitted by applicable law, by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Board shall prescribe as a condition of such payment procedure.

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Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option agreement or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

SECTION 6. AMENDMENTS AND TERMINATION

     The Board may, at any time, amend or discontinue the Plan and the Board may, at any time, amend or cancel any outstanding Option for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Option without the holder's consent. Except as provided in Section 3(b) or 3(c), in no event may the Board exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation and re-grants.

SECTION 7. STATUS OF PLAN

     With respect to the portion of any Option that has not been exercised and any payments in Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Board shall otherwise expressly determine in connection with any Option or Options.

SECTION 8. GENERAL PROVISIONS

     (a) NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS. The Board may require each person acquiring Stock pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

     No shares of Stock shall be issued pursuant to an Option until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Board may require the placing of such stop-orders and restrictive legends on certificates for Stock and Options as it deems appropriate.

     (b) DELIVERY OF STOCK CERTIFICATES. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company.

     (c) OTHER COMPENSATION ARRANGEMENTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases.

     (d) TRADING POLICY RESTRICTIONS. Option exercises shall be subject to the Company's insider trading policy, as in effect from time to time.

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     (e)   DESIGNATION OF BENEFICIARY. Each grantee to whom an Option has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Option or receive any payment under any Option payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Board and shall not be effective until received by the Board. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

SECTION 9. EFFECTIVE DATE OF PLAN

     This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 10. GOVERNING LAW

     This Plan, all Options and actions taken hereunder and thereunder, shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: February 28, 2003

DATE APPROVED BY STOCKHOLDERS:

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